Exhibit 10.85(e)

AMENDMENT NO. 5

TO SERIES 2012-1 SUPPLEMENT

This AMENDMENT NO. 5 TO SERIES 2012-1 SUPPLEMENT, dated as of November 30, 2012 (this “Amendment”), is between Centre Point Funding, LLC (“CPF”), as Issuer, Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities Inc., as Administrative Agent, Deutsche Bank Trust Company Americas, as a Non-Conduit Purchaser, Thames Asset Global Securitization No. 1 Inc., as a CP Conduit Purchaser, The Royal Bank of Scotland plc, as a Funding Agent and an APA Bank, and the Bank of New York Mellon Trust Company, N.A. (“BNYMTC”), in its capacities as Trustee (in such capacity, the “Trustee”), Series 2012-1 Agent and Securities Intermediary.

RECITALS:

WHEREAS, CPF and the Trustee entered into that certain Amended and Restated Base Indenture, dated as of March 9, 2010 (as the same may be amended, modified, supplemented or amended and restated in accordance with its terms, the “Base Indenture”);

WHEREAS, the parties hereto entered into that certain Series 2012-1 Supplement to the Base Indenture, dated as of March 14, 2012, (the “Series Supplement”);

WHEREAS, pursuant to Section 12.11 of the Series Supplement, the Series Supplement may be modified or amended in accordance with the requirements of Section 12.1 of the Base Indenture subject to the consent of the Series 2012-1 Required Noteholders;

WHEREAS, pursuant to Section 12.1 of the Base Indenture, the provisions of the Series Supplement may be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by CPF, the Trustee and, in respect of any amendment, modification or waiver to the Series Supplement which affects only the Series 2012-1 Notes and does not affect the Noteholders of any other Series of Notes, as substantiated by an Officer’s Certificate, the Series 2012-1 Required Noteholders;

WHEREAS, Windmill Funding Corporation assigned its Purchaser Group Invested Amount and its rights and obligations under the Series Supplement and the other Series 2012-1 Related Documents to Thames Asset Global Securitization No. 1 Inc. on November 19, 2012 in accordance with Section 12.1(b) of the Series Supplement;

WHEREAS, the Series 2012-1 Noteholders party hereto constitute the Series 2012-1 Required Noteholders; and

WHEREAS, this Amendment has been duly authorized by all necessary limited liability company action on the part of CPF.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I.

Definitions

Section 1.1. Terms Defined in Series Supplement or Base Indenture. Capitalized terms used in this Amendment not herein defined shall have the meaning contained in the Series Supplement and, if not defined therein, in the Definitions List attached to the Base Indenture as Annex 1 or as otherwise set forth in the Base Indenture.

ARTICLE II.

Amendments

Section 2.1. Amendment to Section 5.12(a). Section 5.12(a) of the Series Supplement is hereby amended and restated in its entirety as follows:

“(a) On the Series 2012-1 Closing Date, CPF shall enter into an interest rate cap agreement (the “Series 2012-1 Closing Date Hedge”) with a Qualified Interest Rate Hedge Counterparty, having an aggregate notional amount at least equal to $70,100,000, a strike rate of 4.00%, a term of at least until the earlier of (x) the Series 2012-1Termination Date and (y) the date that the Series 2012-1 Notes are rated by a Rating Agency and that is otherwise in form and substance acceptable to each Funding Agent and each Non-Conduit Purchaser. On or prior to the date that the Series 2012-1 Notes are rated by a Rating Agency, CPF shall enter into one or more interest rate cap agreements (each such interest rate cap agreement a “Series 2012-1 Permanent Interest Rate Hedge” and each Series 2012-1 Permanent Interest Rate Hedge and the Series 2012-1 Closing Date Hedge a “Series 2012-1 Interest Rate Hedge”) with a Qualified Interest Rate Hedge Counterparty, having an aggregate notional amount at least equal to the Series 2012-1 Invested Amount on such date, a strike rate of 3.00%, a term of at least until the Series 2012-1 Termination Date and that are otherwise in form and substance acceptable to each Funding Agent and each Non-Conduit Purchaser; provided, however, that any Series 2012-1 Permanent Interest Rate Hedge that complies with each Rating Agency’s then current published criteria shall be deemed to be in form and substance acceptable to each Funding Agent and each Non-Conduit Purchaser.”

Section 2.2 Amendment to Section 3.6(d). Section 3.6(d) of the Series 2012-1 Supplement is hereby amended by adding the text “average daily” immediately prior to the text “Maximum Purchaser Group Invested Amount” therein.”

Section 2.3. Amendment to Article III. Article III of the Series 2012-1 Supplement is hereby further amended by adding the following as a new Section 3.11:

“Section 3.11 Reductions of the Commitments. On any Business Day during the Series 2012-1 Revolving Period, CPF may, upon two (2) Business Days’ prior written notice to the Administrative Agent (effective upon receipt) (with copies to the Administrator and the Trustee) reduce the Series 2012-1

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Maximum Invested Amount in an amount equal to $5,000,000 or a whole multiple of $250,000 in excess thereof; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any reduction in the Series 2012-1 Invested Amount on such date, the Purchaser Group Invested Amount with respect to any Purchaser Group would exceed the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group then in effect. Any reduction in the Series 2012-1 Maximum Invested Amount shall be made on a pro rata basis to the Maximum Purchaser Group Invested Amounts with respect to the Purchaser Groups, based on the Maximum Purchaser Group Invested Amount with respect to each Purchaser Group. Once reduced, the Maximum Purchaser Group Invested Amounts may not be subsequently reinstated without each such Purchaser Group’s prior written consent, which consent shall be granted or not in the sole discretion of such Purchaser Group.”

Section 2.4. Amendment to Definition of “Fee Letter”. The definition of “Fee Letter” in the Series Supplement is hereby amended by deleting the text “means the second amended and restated letter dated as of October 31, 2012” and replacing such text with “means the fourth amended and restated letter dated as of November 30, 2012.”

Section 2.5. Amendment of Schedule I. Schedule I of the Series 2012-1 Supplement is hereby deleted in its entirety and substituted with Schedule I, as it appears in Schedule A hereto.

ARTICLE III.

Miscellaneous

Section 3.1. Effectiveness of Amendment. This Amendment shall become effective on the first date that the Trustee has received an Officer’s Certificate of CPF stating that this Amendment affects only the Series 2012-1 Notes and does not affect the Noteholders of any other Series of Notes.

Section 3.2. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the parties hereto under the Series Supplement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Series Supplement, all of which are hereby ratified and affirmed in all respects by each of the parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Series Supplement specifically referred to herein, and any references in the Base Indenture to the provisions of the Series Supplement specifically referred to herein shall be to such provisions as amended by this Amendment.

Section 3.3. Waiver of Amortization Event With Respect Series 2012-1 Interest Rate Hedges. The Series 2012-1 Noteholders, by executing this Amendment, hereby (a) waive any Amortization Event occurring as a result of CPF’s failure to maintain Series 2012-1 Interest Rate Hedges in accordance with Sections 5.12(a) and (b) of the Series Supplement on any date prior to the effectiveness of this Amendment and (b) agree not to declare the occurrence of a Series 2012-1 Limited Liquidation Event arising therefrom and agree that the Series 2012-1 Rapid Amortization Period shall not have commenced.

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Section 3.4. Waiver of Notice. Each of the parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

Section 3.5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 3.7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties herein in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 3.8. Direction to BNYMTC. By their respective signatures hereto, the Series 2012-1 Noteholders signatory hereto hereby authorize, instruct and direct BNYMTC in its various capacities hereunder to executive and deliver this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CENTRE POINT FUNDING, LLC, as Issuer

By:	/s/ Joseph A. Ferraro
	Name: Title:	Joseph A. Ferraro Senior Vice President, Operations

BUDGET TRUCK RENTAL LLC, as Administrator

By:	/s/ Joseph A. Ferraro
	Name: Title:	Joseph A. Ferraro Senior Vice President, Operations

[Signature Page to Amendment No. 5 to Series 2012-1 Supplement]

DEUTSCHE BANK SECURITIES INC., as Administrative Agent

By:	/s/ Casey Rust
	Name: Title:	Casey Rust Vice President

By:	/s/ Billy Strobel
	Name: Title:	Billy Strobel Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Non-Conduit Purchaser

By:	/s/ Casey Rust
	Name: Title:	Casey Rust Vice President

By:	/s/ Ian Salters
	Name: Title:	Ian Salters Director

[Signature Page to Amendment No. 5 to Series 2012-1 Supplement]

THAMES ASSET GLOBAL SECURITIZATION NO. 1 INC., as a CP Conduit Purchaser

By:	/s/ David V. Angelis
	Name: Title:	David V. DeAngelis Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a Funding Agent

By:	RBS Securities Inc., as agent

By:	/s/ David J. Donofrio
	Name: Title:	David J. Donofrio Director

THE ROYAL BANK OF SCOTLAND PLC, as an APA Bank

By:	RBS Securities Inc., as agent

By:	/s/ David J. Donofrio
	Name: Title:	David J. Donofrio Director

[Signature Page to Amendment No. 5 to Series 2012-1 Supplement]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely as Trustee, as Series 2012-1 Agent and as Securities Intermediary

By:	/s/ David H. Hill
	Name: Title:	David H. Hill President

[Signature Page to Amendment No. 5 to Series 2012-1 Supplement]

ACKNOWLEDGED BY:
AVIS BUDGET CAR RENTAL, LLC, in its individual capacity

By:	/s/ Rochelle Tarlowe
	Name: Title:	Rochelle Tarlowe Vice President and Treasurer

[Signature Page to Amendment No. 5 to Series 2012-1 Supplement]

Schedule A to Amendment No. 5

SCHEDULE I TO SERIES 2012-1 SUPPLEMENT

CP Conduit Purchasers

CP Conduit	APA Banks	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount
Thames Asset Global Securitization No. 1 Inc.	Royal Bank of Scotland plc	Royal Bank of Scotland plc	100%	$35,000,000

Non-Conduit Purchasers

Non-Conduit Purchaser	Maximum Purchaser Group Invested Amount
Deutsche Bank Trust Company Americas	$35,000,000

[Signature Page to Amendment No. 5 to Series 2012-1 Supplement]